[GRAPHIC OMITTED]
DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684 5708
WEBSITE: SECRETARYOFSTATE.BIZ                            FILED# C5713-99
                                                            AUG 26 2004

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          AMENDMENT TO
    CERTIFICATE OF DESIGNATION                         IN THE OFFICE OF
AFTER ISSUANCE OF CLASS OR SERIES                       /s/Dean Heller
     (PURSUANT TO NRS 78.1955)                   DEAN HELLER, SECRETARY OF STATE
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IMPORTANT: READ ATTACHED INSTRUCTIONS
BEFORE COMPLETING FORM.                       ABOVE SPACE IS FOR OFFICE USE ONLY


             CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATION
             ------------------------------------------------------
                         FOR NEVADA PROFIT CORPORATIONS
                         ------------------------------
                            (PURSUANT TO NRS78.1955)

1.   NAME  OF  CORPORATION:
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PALOMAR ENTERPRISES, INC.

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2.   Stockholder approval pursuant to statute has been obtained.
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3.   The class or series of stock being amended:
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CLASS B PREFERRED STOCK 5,000,000 SHARES


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4.   By a resolution adopted by the board of directors, the certificate of designated is being amended as follows or the new class or series is:
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CLASS B PREFERRED STOCK IS TO CONSIST OF 5,000,000 SHARES



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5.   Effective date of filing (optional):
                                         ---------------------------

6. OFFICER SIGNATURE: /s/ illegible
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FILLING FEE: $175.00

     IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

     SUBMIT IN DUPLICATE

THIS FORM MUST BE ACCOMANIED                           NEVADA SECRETARY OF STATE
BY APPROPRIATE FEES                                  AM 78,1955 DESIGNATION 2003
SEE ATTACHED FEE SCHEDULE.                                    REVISED ON 1/03/03


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